                                                                    EXHIBIT 10.1


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         SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.



                        DEVELOPMENT AND SUPPLY AGREEMENT

         THIS DEVELOPMENT AND SUPPLY AGREEMENT, including the attached Exhibits (the "Agreement"), effective as of August 22, 1996 (the "Effective Date"), is made and entered into by and between ACTIVATED CELL THERAPY, INC., a Delaware corporation with principal offices at 291 North Bernardo Avenue, Mountain View, California 94043 ("ACT") and BIOTRANSPLANT, INC., a Delaware corporation with principal offices at Building 75, 3rd Avenue, Charlestown Navy Yard, Charlestown, Massachusetts 02129 ("BioTransplant").

1.       DEFINITIONS

         1.1 "ACT Intellectual Property Rights" shall mean any and all intellectual property rights of ACT, held either alone or together with third parties, relating to cell-separation and cell enrichment technology, including but not limited to the intellectual property described by, contained in or covered by: (i) the registered patents and pending United States of America and foreign patent applications set forth on Exhibit 1.1; (ii) any additions, continuations, continuations in part or divisionals based thereon; (iii) any patent or intellectual property rights obtained from any of the foregoing patent applications, reissues or extensions; and (iv) any and all trade secrets and other intellectual property rights relating to the foregoing.

         1.2 "Affiliate" shall mean any person, firm or corporation that controls, is controlled by, or is under common control with either of the parties. For purposes of this Section 1.2, "control" shall mean ownership, directly or indirectly, of fifty percent (50%) or more of the voting stock of the subject party.

         1.3 "Agreement Year" shall mean the twelve (12) month period beginning on the Effective Date and each subsequent twelve (12) month period thereafter.

         1.4 "Device(s)" shall mean ACT's cell separation devices, either the 50 ml tubes or the ACT 300 Device, along with ACT's buoyant density material, specifications for which are to be added to the agreement as Exhibit 1.4 upon finalization pursuant to Section 3.1.1 or 4.3.1.

         1.5 "Field" shall mean human and porcine bone marrow processing for the purpose of isolating human and/or porcine hematopoietic progenitor cells to be used to establish immune tolerance in *************** recipients of solid organ transplants (including but not limited to ******** and ********** transplants).
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         1.6 "First Commercial Sale" shall mean the first sale of any Product by
BioTransplant, its Affiliates or Distributor, following approval of its marketing by an appropriate governmental agency or when governmental approval is not required, the first sale in any such country.

         1.7 *************************** shall mean ************** and ******
referred to in Section 3.1.3.

         1.8 "Manufacturing Procedures" shall mean the proprietary good manufacturing practices procedures of ACT relating to the manufacture of Devices. As used throughout this Agreement, Manufacturing Procedures shall mean the then most current procedures and other information relating to the manufacture of Devices.

         1.9 "Net Sales" shall mean the sum of all amounts received by BioTransplant or any Affiliate thereof from non-Affiliated third party purchasers of Products less (i) allowances for rejections or returns, (ii) transportation (including insurance), handling or shipping charges reflected in invoices and paid by BioTransplant or its Affiliates for shipment to the customer from BioTransplant (or its Affiliates), and (iii) taxes and duties levied, paid, absorbed or allowed by BioTransplant or its Affiliates, (iv) customary quantity discounts, rebates actually granted and disallowed reimbursements. Samples or free goods or placements for clinical or marketing trials shall not be included in the calculation of Net Sales.

         In the event a sale is made between BioTransplant and an Affiliate for resale the Net Sales for determining a payment under this Agreement shall be the higher of (i) net sales to the Affiliate calculated in the manner of Net Sales or (ii) the Net Sales of the Affiliate.

         1.10 "Product(s)" shall mean a kit or other assembly of one Device **************************************************************** and materials sold by BioTransplant or an Affiliate in such kit or assembly.

2.       GRANT OF RIGHTS

         2.1 Rights. Subject to the terms and conditions of this Agreement, ACT hereby grants to BioTransplant exclusive, worldwide rights to use Devices (which use ACT Intellectual Property Rights) to develop, manufacture, market and sell and have manufactured, marketed and sold, Products, in the Field.

         2.2 No Other Rights. BioTransplant will not make or use Devices or promote, market, sell or otherwise distribute Devices, or sublicense any rights to Devices received hereunder, for any purpose or in any manner that is inconsistent with the terms and conditions herein. Except as expressly provided herein, no other rights or interests are granted to BioTransplant relating to Devices or the ACT Intellectual Property Rights.
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         SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

         2.3 Initial Fee. BioTransplant shall make a nonrefundable payment of ******************************************** to ACT payable in quarterly installments during the first Agreement Year of ******************************* ********************* per quarter with the first quarterly installment due within ten (10) days after execution of this Agreement. This shall be payable by wire transfer to Account No. 01447-66379 at Bank of America, Castro St., Mt. View, CA branch, for benefit of Activated Cell Therapy, Inc., ABA routing number 121 000 358.

3.       SUPPLY OF DEVICE AND PAYMENT

         3.1   Device Supply.

               3.1.1 Subject to the terms of this Agreement, BioTransplant shall purchase from ACT, and ACT shall supply to BioTransplant, either directly or through a third party supplier designated by ACT, the quantities of Device ordered by BioTransplant. ACT shall supply Devices exclusively to BioTransplant for use in the Field. The Devices supplied to BioTransplant shall conform to the description and specifications set forth in Exhibit 1.4 (which may be amended from time to time with the mutual consent of the parties) and shall be manufactured, handled and packaged in accordance with all applicable laws and regulations.

               3.1.2 ACT agrees to supply Devices exclusively to BioTransplant for its use in the Field.

               3.1.3 BioTransplant shall have the choice of the ********** per bone marrow source to be supplied ********************************************
unless the parties agree on a substitute ******** pursuant to Article 4. BioTransplant shall give ACT notice of the **************** material chosen at least ******** prior to desired commercial production. Written orders for development use shall be sent to ACT at least, for tubes, **************** and for ACT 300 devices, *************** prior to expected delivery. After ******** from the Effective Date, the order time for ACT 300 devices shall be ***************************. The same requirements as to order number compared with forecast as in Section 3.5 shall be followed.

         3.2   Minimum Purchases and Fees.

               3.2.1 Until the First Commercial Sale of a Product, BioTransplant agrees to order minimum amounts of Devices for research and development use as follows:
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           CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
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
Calendar                       ACT 300 Device       Minimum Purchase
Year         50 ml Tubes           (150 ml)         Annual Fee
--------     -----------       ---------------      ----------------
1996           ***                  ***                 ********
1197           ***                  ***                 ********

1998 forward: Same amounts and prices as 1997

         BioTransplant may vary the mix of the above amounts with *** tubes equalling one ACT 300 device. For each tube ordered, if BioTransplant requires more than the above amounts in any year, the Annual Fee shall be adjusted by adding *********** *************** for each additional ACT 300 device and ***************************** for each additional tube. There shall not be any decrease in the fee for a lesser amount used. This schedule of fees and minima shall be used until a Product is commercialized at which time the fees in
Section 3.2.2 shall be implemented.

         ACT shall credit BioTransplant against the 1996 commitment for 1996 purchases prior to the Effective Date in the amount of ** tubes and *****.

               3.2.2 Beginning with the First Commercial Sale of a Product, BioTransplant shall order at least the minimum amounts of Devices as listed for 1997 in Section 3.2.1 at a price equal to the greater of (i) ****************** ********* per procedure in which a Product is used or (ii) a percent of BioTransplant's Net Sales per Product procedure, which shall be ****************
******************************************************************************.
If a Product is sold in other than an arm's length transaction, the Net Sales shall be based on the higher of (i) the Net Sales in the transaction or (ii) the average Net Sales in arm's length transactions for the quarter in which the transaction was made.

         3.3 Good Manufacturing Practices. ACT shall manufacture the Devices according to Good Manufacturing Practice requirements of the United States Food and Drug Administration.

         3.4 Forecasts. BioTransplant shall provide ACT annually prior to December 1 with a written forecast showing the amount of Devices to be purchased during each quarter of the following year, such forecasts to be advisory only for purposes of ACT's planning its manufacturing. For 1996, BioTransplant shall provide such forecast within twenty (20) days after the Effective Date.

         3.5 Orders for Commercial Use. BioTransplant shall provide ACT with written orders at least **************** prior to expected delivery; provided that in the case of the first commercial order BioTransplant shall provide ACT with a written order as soon as practical after BioTransplant receives notice that the Product will receive regulatory approval. ACT shall deliver such orders within **************** to the extent the order
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does not exceed ******************************** of the forecast for that quarter. ACT shall have an additional **************** to deliver the amount exceeding **** of forecast. Orders shall be in a minimum amount to be determined according to the production lot size of the chosen ******* material and shall be placed no more than once a quarter.

         3.6 Payment. BioTransplant shall pay all invoices within thirty (30) days of invoice which shall be issued no earlier than shipment of order and annually for the Annual Minimum Purchase Fee of Section 3.2.1 or Section 3.2.2 if not already paid pursuant to orders placed. In the event that any payment is delinquent, interest shall accrue on any overdue amount at the rate of one-half percent (0.5%) per month or the maximum rate permitted by law, whichever is less.

               3.6.1 For purposes of invoicing by ACT, BioTransplant shall advise ACT on a quarterly basis, within 60 days after the end of each quarter, of its Net Sales per Product procedure during the preceding quarter whenever the percent price called for by Section 3.2.2 would exceed ************************* per Product procedure.

               3.6.2 The Net Sales per Product procedure reported for the previous quarter shall be used for invoicing purposes during a quarter and a reconciliation shall be made during the following quarter if the price invoiced to BioTransplant would be different if actual Net Sales for the quarter of invoicing to BioTransplant were used.

               3.6.3 BioTransplant shall keep accurate records for a rolling three (3) year period, beginning with BioTransplant's First Commercial Sale of Product, of its Net Sales during such period in sufficient detail to enable determination and verification of payments payable to ACT hereunder. At ACT's request and expense and upon thirty (30) days, notice during working hours, but not more than once in any calendar year, BioTransplant shall permit such records to be examined by an independent auditor reasonably acceptable to BioTransplant, appointed by ACT, to verify the amount of payment due. Such auditor shall not disclose to ACT any information other than that information relating solely to the accuracy of, or the necessity for, any payment made hereunder, and in no event shall such auditor disclose any other particulars not necessary to the verification of the payments for the period in question.

               3.6.4 In determining Net Sales with respect to sales made in currencies other than United States Dollars, the Net Sales shall first be determined for the local currency concerned and then converted to United States Dollars at the exchange rate for U.S. Dollars for the last day of each month of the quarter for which payment is due, such average to be determined from the exchange rates published by the Wall Street Journal or a comparable publication.

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         SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.


         3.7 Shipment. All Device shipments will be made by ground transportation unless other instructions are given by BioTransplant, FOB ACT's plant in Mt. View, California or such other source in the U.S. designated by ACT. Title and risk of loss will pass to BioTransplant upon delivery by ACT to a common carrier. All freight, insurance and other supplying expenses shall be borne by BioTransplant. ACT shall obtain freight insurance and bill BioTransplant for the cost thereof. BioTransplant shall be responsible for filing any freight claims.

         3.8 Acceptance. Except in the case of latent defects where notification shall be within the Device Shelf Life as specified by ACT, BioTransplant shall notify ACT in writing within **************** after receipt of Devices if any Device fails to meet the specifications in Exhibit 1.4, specifying the reason or reasons for rejection. BioTransplant shall, upon request by ACT, return a sample or the entire shipment of Devices that fail to meet specification to ACT at ACT's cost. If ACT agrees that the Device(s) fails to meet specifications, ACT shall endeavor to replace such Device(s) and redeliver to BioTransplant within ******************** after ACT's receipt of BioTransplant's written notice of rejection. If ACT does not deliver replacement Devices within such ****** period, ACT shall promptly refund the purchase price paid by BioTransplant, or, at BioTransplant's option, credit the purchase price against future shipments of Devices. The procedures in this Section shall not constitute a waiver of any other rights of the parties. Any disputes arising relating to BioTransplant's rejection of any Device shall be resolved by arbitration pursuant to Section 8.1 if the parties have not reached an accommodation within forty five days after ACT's receipt of BioTransplant's written notice of rejection.

         3.9 Alternative Supply. In the event ACT is unable to deliver Devices within **************** after the *************** delivery period, in addition to any other remedies BioTransplant may have, ACT and BioTransplant shall agree on a third party manufacturer to make the Device for BioTransplant. ACT shall transfer to such third party the know-how for such manufacture, to be kept in confidence by the third party. ACT shall contract with the third party for such manufacture, to continue for the period ACT is unable to deliver, and ACT shall pay the third party for such manufacture and invoice BioTransplant pursuant to the terms of this Agreement.

         3.10 Inspection. BioTransplant shall have the right, upon reasonable notice and no more than once in any calendar year (or more often only if required by law or regulation), to inspect the manufacturing facility and records for the Device for compliance with Good Manufacturing Practices as prescribed by the U.S. Food and Drug Administration.

4.       DEVELOPMENT

         4.1 Initial ******* Materials. BioTransplant shall test the Initial ******* Materials for use in their Products. If BioTransplant is not able to achieve the desired results with the Initial ******* materials, BioTransplant shall so notify ACT.
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         SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.


         4.2   Development Team. Upon receipt of the notification referred to in
Section 4.1, the parties shall form a development team ************************* *****************************************************************; the parties may change their representatives by notice to each other. The team shall meet in person or by conference call at least quarterly during any development program and shall prepare a written program*********************************************
************************* shall include the **************************** and the
************************* by the ***********************. *******************
with ************** for ******************************* may be ****************
************************************************************************. The
development team shall coordinate and monitor the progress of each development program and amend the program as needed.

         4.3 Additional ******* Materials. Using the program developed pursuant to 4.2, ***************************************************************
each in a **********************************************************************
******** for each ******************************* and *************************
**************************************************.  Such additional materials may be sent to BioTransplant initially in ************** as decided by the development team. BioTransplant shall report back their testing results and inform ACT whether or not additional *****************, up to a total maximum of
 **, should be prepared. Each ******* material shall be delivered within ****** ******** after BioTransplant's written request.

               4.3.1 BioTransplant's Choice of ******* Material. BioTransplant shall inform ACT in writing ************* materials it will use in its Products. For example, ************************** may be ********************************
**********. Specifications for such ******* material shall be added to Exhibit
1.4 at this time.

               4.3.2 GMP Manufacture. ACT will manufacture, or have manufactured, the chosen ******* material under GMP conditions for clinical development use and monitor the stability of such ******* material over the duration of the clinical program, but not to exceed two years for any given lot. The completion of the GMP manufacture of **************************************
****************************** shall be ***************************************
********************** after BioTransplant's notification of the chosen ******* material. If additional material is required by BioTransplant, such material must be produced pursuant to Section 4.3.3. Information for regulatory use is covered by Section 7.5.

               4.3.3 Scale-Up Production. BioTransplant shall inform ACT in writing when it is ready to commence scale-up and implementation of the production of the chosen ******* solution. ACT shall complete such scale-up and have ************************************************* of the chosen *******
material manufactured under GMP scale-up conditions delivered to BioTransplant within ************ after BioTransplant's notification of readiness.
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         SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.


               4.3.4 Development Costs. BioTransplant shall pay ACT for the work (and the Devices listed in the respective Section 4.3 subsection) to be performed by ACT with respect to each Additional ******* Material under Sections 4.3, 4.3.2 and 4.3.3 as follows:

               Section 4.3 *****************************************************
               of which may be credited once against Section 3.2's Annual Minimum Purchase Fee because of the substitution of materials

               Section 4.3.2 ***************************************************
               of which may be credited once against Section 3.2's Annual Minimum Purchase Fee because of the substitution of materials.

               Section 4.3.3 ***************************************************
               of which may be credited for one Additional Density Material against Section 3.2's Annual Minimum Purchase Fee in each of two years because of the substitution of materials.

         4.4 Proprietary Information Ownership. ACT shall be the owner of all proprietary information arising out of the development work solely performed by ACT pursuant to this Article 4. BioTransplant shall be the owner of all proprietary information arising solely out of its development work. The parties shall jointly own any inventions conceived of together ("Collaboration Joint Inventions"). Inventorship with respect to all Collaboration Joint Inventions shall be determined in accordance with United States Patent Law. During the term of this Agreement, each party shall notify the other party in writing within thirty (30) days of any Collaboration Joint Invention initiated by or on behalf of the notifying party.

               4.4.1 ACT and BioTransplant shall be co-assignees on all Collaboration Joint Inventions with equal ownership rights under such Collaboration Joint Inventions as fully entitled by law. The parties shall require their respective employees to assign all rights and ownership included in the Collaboration Joint Inventions to ACT or BioTransplant, respectively, and to assist, without charge in the preparation and prosecution, as appropriate, of patent applications included within the Collaboration Joint Inventions and execute those documents as necessary to secure rights in such Collaboration Joint Inventions for both ACT and BioTransplant. BioTransplant shall have the rights granted under this Agreement exclusively in the Field for Collaboration Joint Inventions. Each party shall have a right of first refusal for a license to Collaboration Joint Inventions outside the Field. The party wishing to grant a license to a third party for a Collaboration Joint Invention outside the Field ("Licensor") shall give the other party ("Licensee") notice thereof including the relevant terms of such license; the other party shall have forty five (45) days in which to inform the Licensee party wishing to grant such license whether it wishes to obtain such license on an exclusive basis. If the Licensee wishes a license on the terms in the notice, the parties shall negotiate an agreement in good faith; if the parties are unable to reach agreement within ninety (90) days from the Licensee's notice, Licensor shall be free to enter into an agreement with a third party on the terms given in the notice to Licensee. ACT shall file, prosecute and maintain the first patent application and patent with respect to Collaboration Joint Inventions and BioTransplant shall pay fifty percent (50%) of the costs of same within thirty (30) days of receipt of invoice from ACT. Thereafter the parties shall alternate such prosecution and invoicing of the other party as aforesaid.

               4.4.2 ACT and BioTransplant shall require their respective employees to assign all rights and ownership included in the Collaboration Joint Inventions to ACT or BioTransplant, respectively, and to assist, without charge to the other party, in the preparation and prosecution, as appropriate, of patent applications included within the Collaboration Joint Inventions and execute those documents as necessary to secure rights in such Collaboration Joint Inventions for both ACT and BioTransplant.

         4.5 Development Reports. At least once every six (6) months BioTransplant shall provide ACT with a written report summarizing results of their development activity as it relates to Device(s) in the preceding period and giving an estimate of a market launch date.

         4.6 Publication. Prior to its submitting for publication, BioTransplant and ACT shall submit to the other party any manuscript containing a reference to the Field. The receiving party shall have thirty (30) days in which to review for determination as to any effect on patents and to provide comments.

         4.7 Labelling by BioTransplant. BioTransplant shall include ACT's patent number(s) on any Product labelling, to the extent practicable, with the text and positioning to be determined by the parties.

5.       REPRESENTATIONS, WARRANTIES AND INDEMNIFICATION

         5.1   Representations and Warranties.

               5.1.1 BioTransplant represents and warrants that it has the right and authority to enter into this Agreement.

               5.1.2 ACT represents and warrants that:

                     5.1.2.1 ACT is the owner of the ACT Intellectual Property Rights;

                     5.1.2.2 To the best of ACT's knowledge, BioTransplant's exercise of rights granted by ACT to BioTransplant herein does not and will not infringe patent rights, trade secret rights or other intellectual property rights of any third party;

                     5.1.2.3 Neither ACT nor any affiliate of ACT has previously granted nor will grant any rights to any third party that are inconsistent with the rights granted to BioTransplant herein; nor do or will the rights granted herein conflict with any other agreement or license to which ACT or any Affiliate of ACT is or becomes a party;

                     5.1.2.4 The Device will conform to the specifications set forth in Exhibit 1.4 and will be manufactured and handled in compliance with United States of America Food and Drug Administration laws and regulations and all other applicable laws and regulations in the country of manufacture.

         5.2 Limitation of Warranties. EXCEPT FOR THE EXPRESS WARRANTIES IN THIS ARTICLE 5, ACT AND BIOTRANSPLANT PROVIDE EXPRESS OR IMPLIED, EITHER IN FACT OR BY OPERATION OF LAW, STATUTORY OR OTHERWISE, AND BIOTRANSPLANT AND ACT EACH SPECIFICALLY DISCLAIMS ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

         5.3   Indemnification.

               5.3.1 BioTransplant Obligations. BioTransplant hereby agrees to defend and indemnify ACT against, and hold ACT harmless from third party claims resulting in any loss, cost, liability or expense (including court costs and reasonable fees of attorneys and other professionals) arising out of or in connection with a breach of BioTransplant's representations and warranties in
Section 5.1.1 or on account of BioTransplant's use or sale of Device or Products, excluding any loss, cost, liability or expense covered by Section
5.3.2 or resulting from a breach of this Agreement by ACT or the breach of any of ACT's representations and warranties set forth in 5.1.2. above, or negligence and willful misconduct by ACT; provided that (i) BioTransplant shall have sole control of such defense, though ACT, in its discretion, may participate in such defense through attorneys of its choice at its cost; (ii) ACT does not settle any claim without BioTransplant's prior written consent; and (iii) ACT shall provide notice promptly to BioTransplant of any actual or threatened claim of which ACT becomes aware. In the event of any such claim, ACT shall provide BioTransplant, at BioTransplant's expense, information and assistance as BioTransplant may reasonably request for purposes of defense of such claim.

               5.3.2 ACT Obligations. ACT hereby agrees to defend and indemnify BioTransplant against, and hold BioTransplant harmless from third party claims resulting in any loss, cost, liability or expense (including court costs and reasonable fees of attorneys and other professionals) arising out of or in connection with any breach of ACT's representations and warranties in Section
5.1.2 or ACT's use or sale of Device or a product containing Device or ACT's manufacture, shipment or handling of Device, excluding any loss, cost, liability or expense covered by Section 5.3.1 or resulting from a breach of this Agreement or negligence or willful misconduct by BioTransplant, provided that (i) ACT shall have sole control of such defense though BioTransplant, in its discretion, may participate in such defense through attorneys of its choice at its cost;
(ii) BioTransplant does not settle any claim without ACT's prior written consent; and (iii) BioTransplant shall provide notice promptly to ACT of any actual or threatened claim of which BioTransplant becomes aware. In the event of any such claim, BioTransplant shall provide ACT, at ACT's expense, information and assistance as ACT may reasonably request for purposes of defense of such claim.

               5.3.3 Warranty Disclaimer. EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, NEITHER PARTY MAKES ANY WARRANTIES WITH RESPECT TO MATERIALS OR INFORMATION PROVIDED TO THE OTHER PURSUANT HERETO, AND EACH PARTY DISCLAIMS ALL IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR USE, AND NON-INFRINGEMENT OF THIRD PARTY RIGHTS.

               5.3.4 Limitation Of Damages. IN NO EVENT SHALL THE LIABILITY OF EITHER PARTY FOR BREACH OF THIS AGREEMENT INCLUDE ANY INCIDENTAL OR CONSEQUENTIAL LOSSES OR DAMAGES, EVEN IF SUCH PARTY HAD BEEN PREVIOUSLY ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

         5.4 Patents. Nothing in this Agreement shall be construed as a warranty or representation by ACT as to the validity or scope of the ACT Intellectual Property Rights, or as a warranty or representation that any of the patent applications of the ACT Intellectual Property Rights will issue as patents, or that the use of the Device(s) will not infringe any third party rights. ACT hereby disclaims any warranty, express or implied, with respect to the ACT Intellectual Property Rights, including, without limitation, any warranty of fitness for any particular purpose or non-infringement of any third party rights.

6.       USE OF NAMES/INDEPENDENT CONTRACTOR

         6.1 Use of Names. Neither Party shall use the name of the other in any public statements, without the other's written permission, which written permission shall not be unreasonably withheld. Public statements include, without limitation, oral or written statements, such as shareholder reports, prospectuses, communications with investment analysts, press releases or other communications with the media.

         6.2 Independent Contractor. Notwithstanding anything herein to the contrary, each party's status relative to the other shall be, at all times during the term of this Agreement, that of an independent contractor. Nothing in this Agreement shall be construed to give a party the power or authority to act or make representations for, or on behalf of, or to bind or commit the other party.

7.       CONFIDENTIALITY

         7.1 Disclosure. During the term of this Agreement, the parties may disclose confidential/proprietary information to the other relating to and including, but not limited to, the Technology. Confidential information may include for example, data, know-how, formula, processes, designs, sketches, plans, specifications, reports, forecasts, inventions, ideas, or discoveries. The receiving party will exercise reasonable care to prevent disclosure of the other party's confidential information, and internal dissemination of the disclosing party's confidential information by the receiving party shall be limited to those employees whose duties justify their need to know such information, and then only if such employees are similarly bound by like obligations of confidentiality and only with a clear understanding of the terms of this Agreement, and the receiving party agrees to use the confidential information only for the purposes of this Agreement.

         7.2 Confidentiality Exceptions. Notwithstanding the terms of Section 7.1, the receiving party shall not be prevented from using or disclosing information that:

               (a) the receiving party can demonstrate by written or other tangible records was known to it prior to receipt from the disclosing party;

               (b) is now, or becomes in the future, public knowledge other than through breach of the confidentiality or non-use provisions of this Agreement by the receiving party;

               (c) is lawfully obtained by the receiving party from sources independent of the other party; or

               (d) is disclosed or used five (5) years after the termination of this Agreement.

         7.3 Reduction to Writing. All confidential information orally disclosed must be reduced to written or other tangible form and submitted to the original receiving party within thirty (30) days of oral communication of the confidential information.

         7.4 Prior Agreement. All confidential information disclosed by ACT to BioTransplant pursuant to the Confidentiality Agreement between the parties dated August 16, 1995 shall be governed by this Agreement, and the provisions of this Article 7 shall supersede that agreement.

         7.5 Regulatory Use. Notwithstanding anything to the contrary in the other provisions of this Agreement, BioTransplant will be permitted to disclose confidential information of ACT if required by law or to regulatory agencies in support of applications to market the Products. ACT gives BioTransplant the right to cross reference ACT'S FDA regulatory file for the Device for purposes of supporting BioTransplant's regulatory filings for Products. Aside from the preceding, BioTransplant shall request permission of ACT, which shall not be unreasonably withheld, for use of confidential information regarding Devices possessed by ACT that is necessary for regulatory purposes for Products; such request shall include the extent and purpose of disclosure necessary and the person(s) to whom it is to be given. ACT will consider other requests for use of confidential information as made by BioTransplant. In any event, any confidential information that ACT agrees may be disclosed to a third party will be done only after such third party agrees to be bound by confidentiality obligations at least as stringent as set forth above.

           CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.


8.       ALTERNATIVE DISPUTE RESOLUTION

         8.1 Any dispute, controversy or claim, including any dispute relating to patent infringement but not to patent validity, arising out of or relating to this Agreement, shall be settled by binding arbitration in accordance with the Arbitration Rules of the American Arbitration Association. The arbitration tribunal shall consist of three (3) arbitrators, and the arbitration proceedings shall be carried out in San Francisco, California. The party initiating arbitration shall nominate one (1) arbitrator in the request for arbitration and the other party shall nominate a second arbitrator. The two (2) arbitrators so named will then jointly appoint the third (3rd) arbitrator as chairman of the arbitration tribunal. If either party fails to nominate its arbitrator, or if the arbitrators named by the parties fail to agree on the person to be named as chairman within sixty (60) days of notice of filing of the arbitration with the non-filing party, the Office of the American Arbitration Association in the State of California shall make the necessary appointments of an arbitrator or the chairman of the tribunal. The proceedings and any award or decision of the arbitrators shall be confidential information that shall not be disclosed by either Party without the written consent of the other Party. The award of the arbitration tribunal shall be final and judgment upon such an award may be entered in any competent court or application may be made to any competent court for judicial acceptance of such an award and an order of enforcement. The law of the State of California (regardless of the choice of law principles of California or any other jurisdiction) shall govern this Agreement and be used by the arbitrators for resolving any dispute, controversy or claim.

9.       TERM AND TERMINATION

         9.1 Term. This Agreement shall be effective for ten (10) years from the Effective Date.

         9.2 Renewal. If BioTransplant gives written notice to ACT of its desire to renew this agreement for a ******** period, and such notice is given at least ************ prior to termination, or any extension, ACT shall give BioTransplant written notice within **************** of BioTransplant's notice, of the price and other terms at which ACT would sell Devices during such renewal period. If BioTransplant accepts such pricing and terms, the Agreement shall be renewed subject to all the other terms and conditions of this Agreement.

         9.3 Breach. ACT may terminate this Agreement following thirty (30) days, written notice (the "notice period") to BioTransplant in the event BioTransplant (a) fails to make any payment within the notice period, which payment is due and payable under this Agreement and has been in arrears for more than ninety (90) days from the date such payment is due, or (b) commits a material breach of any other obligation of this Agreement which is not cured within the notice period; or (c) becomes insolvent; or (d)

           CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.


has filed against it a petition in bankruptcy that BioTransplant consents to, acquiesces in or fails to cure within ninety (90) days of such filing, or (e) makes a general assignment for the benefit of creditors or has a receiver appointed for it before the expiration of the notice period. BioTransplant may cease making payments pursuant to Section 3.2.2(ii) in the event of a material breach of this Agreement by ACT and until such breach is cured by ACT, or until arbitration proceedings find in favor of ACT, in either of which cases withheld payments shall be paid to ACT within thirty (30) days. Any failure to make such payments in such event of breach by ACT shall not be deemed a breach by BioTransplant.

         9.4 Commercialization. If BioTransplant has not commercialized a Product within ************* of the Effective Date of this Agreement, ACT shall have the right to terminate this Agreement, provided, however, that if there is a regulatory filing for a Product pending at the ******** point, the parties shall meet to agree on an appropriate extension of the ******** period.

         9.5 Other Rights. Termination of this Agreement shall not affect any rights or obligations accrued prior to the effective date of such termination, specifically BioTransplant's obligation to make payments for amounts accrued to the date of termination, including minimum purchase amounts for the year of termination.

         9.6 Bankruptcy. If the bankruptcy trustee of either party as a debtor or either party as a debtor-in-possession rejects this Agreement under Section 365 of the U.S. Bankruptcy Code, the non-debtor party may elect to retain its rights to the Collaboration Joint Inventions licensed from the debtor party under this Agreement (and any supplementary Agreements), including but not limited to the exclusive license rights under this Agreement, for the duration of this Agreement (including any extensions as provided herein) to the full extent contemplated by this Agreement, and the debtor party's rights to Collaboration Joint Inventions licensed from the non-debtor party shall terminate, subject to the obligations and restrictions imposed on the non-debtor party and the debtor party and the trustee of the debtor party by law (11 U.S.C.
365). Upon the request of the non-debtor party, the debtor party shall transfer to the non-debtor party all Collaboration Joint Inventions in existence on the date of the rejection of this Agreement by the trustee of the debtor party, for the exercise of non-debtor party's license rights in Collaboration Joint Inventions granted under this Agreement. Notwithstanding a non-debtor's election to retain its rights to the Collaboration Joint Inventions after the rejection of this Agreement under Section 365 of the U.S. Bankruptcy Code by a bankruptcy trustee of the debtor, the non-debtor party shall have no further obligations of any kind, including any obligation to make payments to the debtor party (except for the royalty payments as required under Section 365 of the U.S. Bankruptcy
Code) under this Agreement. The provisions in this Section 9.6 shall apply equally to ACT Intellectual Property licensed to BioTransplant under this Agreement if ACT is the debtor.

         9.7   Termination.

               9.7.1 BioTransplant may terminate this Agreement on ninety (90) days' prior written notice to ACT but only for one of the following reasons: (i) BioTransplant ceases to do any business as defined in the Field; or (ii) BioTransplant ceases to use no longer uses both its AlloMune (induction of specific transplant tolerance to allow transplantation of mismatched human organs) and XenoMune (induction of specific transplant tolerance to miniswine donor organs into humans) Systems to treat or prevent organ rejection; or (iii) if, at the end of ********* from the Effective Date, BioTransplant has been unable in good faith to develop a Product solely because of safety or efficacy issues caused by the Device.

               9.7.2 ACT may terminate this Agreement on ninety (90) days' prior written notice to BioTransplant only if ACT ceases to do business in the cell separation area.

10.      NOTICES

         Any notice required by this Agreement shall be sent by registered or certified air mail or delivered by courier to the following:

         For BioTransplant:
              BioTransplant Incorporated
              Building 75, Third Avenue
              Charlestown Navy Yard
              Charlestown, MA 02129
              Attention:   Chief Scientific Officer

         For ACT:
              Activated Cell Therapy, Inc.
              291 North Bernardo
              Mt. View, CA 94043
              Attention:   President

11.      MISCELLANEOUS

         11.1 Governing Law. This Agreement shall be governed by and interpreted in accordance with the law of the State of California (regardless of the choice of law principles of California or any other jurisdiction).

         11.2 Amendment. This Agreement may not be amended except by written agreement signed by both of the Parties hereto.

         11.3 Unenforceability. If any provision of this Agreement is or becomes or is deemed to be unenforceable,

               (a) such provision will be deemed amended to conform to applicable laws of such jurisdiction so as to be valid and enforceable, or, if it cannot be so amended without materially altering the intention of the parties, it will be stricken and a new provision will be negotiated consistent with the purpose and intent of this Agreement;

               (b) the validity, legality and enforceability of such provision will not in any way be affected or impaired thereby in any other jurisdiction; and

               (c) the remainder of this Agreement will remain in full force and effect.

         11.4 Survival. The provisions of Sections 4.7 and 5.3, and Articles 7 and 8 and 11.4 shall survive any expiration or termination of this Agreement.

         11.5 Assignment. This Agreement shall not be assignable by either of the parties without the prior written consent of the other party except that BioTransplant or ACT without the consent of the other party may assign this Agreement to an Affiliate or to a successor in interest or transferee of all or substantially all of the portion of the business to which this Agreement relates.

         Subject to the limitations on assignment herein, this Agreement shall be binding upon and inure to the benefit of said successors in interest and assigns of BioTransplant and ACT. Any such successor or assignee of a party's interest shall expressly assume in writing the performance of all the terms and conditions of this Agreement to be performed by said party and such Assignment shall not relieve the Assignor of any of its obligations under this Agreement.

         11.6 Force Majeure. Neither party shall be liable for any delay or default in such party's performance hereunder if such default or delay is caused by events beyond such party's reasonable control including, but not limited to, acts of God, war or insurrection, civil unrest, disease affecting livestock used in the production of Products, compliance with a governmental authority, destruction of productive facilities or materials by earthquake, fire, flood or storm, labor disturbances, epidemic, failure of suppliers, public utilities or common carriers. After six (6) months of a force majeure situation the parties shall meet to try to find a solution to such situation.

         11.7 Severability. In the event that any provision of this Agreement is in conflict with rule of law or statutory provision or is otherwise unenforceable under the applicable laws or regulations of any country, such provision shall be deemed stricken from this Agreement, and the remaining provisions of this Agreement shall continue in full force and effect, but only if consistent with the economic intent of the parties as evidenced by this Agreement as a whole.

         11.8 Waiver. No failure by either to take any action or assert any right hereunder shall be deemed to be a waiver of such right in the event of the continuation or repetition of the circumstances giving rise to such right.

         11.9 Entire Agreement. This Agreement constitutes the entire understanding between the Parties, and supersedes and replaces all prior discussions, writings and agreements relating to the subject matter hereof.

         IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be entered into and to be executed in duplicate originals by their duly authorized representatives as of the Effective Date.

ACTIVATED CELL THERAPY, INC.                BIOTRANSPLANT INC.



BY /s/ Richard Bastiani                     /s/ Elliot Lebowitz
  ----------------------------              ----------------------------------

NAME  Richard Bastiani                      Elliot Lebowitz
  ----------------------------              ----------------------------------

TITLE  President                            President
  ----------------------------              ----------------------------------

DATE  August 22, 1996                       August 28, 1996
  ----------------------------              ----------------------------------

           CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.


                                   EXHIBIT 1.1


                            ACT INTELLECTUAL PROPERTY


1. Patent Rights (U.S. listed; also included in the ACT Intellectual Property Rights are Continuations in Part and cases pending in foreign jurisdictions for the following cases)



APPLICATION        TITLE                         FILING DATA             ISSUE DATE      INVENTOR

                                                 3/25/87
07/049,863         Cell Separation process       US Patent 4,927,750     5/22/90         Dorn

                                                 4/9/86
06/849,819         Reagent for cell separation   US Patent 4,927,749     5/22/90         Dorn

08/299,469         Methods for enriching CD34
                   human hematopietic            8/31/94
                   progenitor cells              US Patent 5,474,687    12/12/95         VanVlasselaer

                   ****************
*********          *************                 *******                ********         VanVlasselaer


Numerous patent applications are pending in the U.S., Europe and Asia.




2.       Trade Secrets and Proprietary Rights

Proprietary knowledge concerning or relating to cell separation and cell enrichment of hematopoietic cells and other cells and cell lineages derived therefrom including proprietary knowledge regarding cell separation and cell enrichment technology using density gradient materials and materials to adjust the density of the cells.